UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2019

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tanaka.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2019 (UNAUDITED)

 Dear Fellow Shareholder,

                                                            July 2019

Investment and Economic Outlook

Although we have admittedly been early in our investments in several innovative emerging growth companies which have weighed on recent Fund performance, we are emboldened by recent moves in some of these stock picks and by near-term catalyst events that we anticipate in the next 6-12 months. We have conviction in these names, as well as our core holdings, and continue to believe that now is a great opportunity to invest in the Fund as our companies begin to reach inflection points to sustained high growth at a time of slowing macro economic growth and more modest stock market returns.

Long Tail Expansion Needs Fed Rate Cut and China US Trade Truce. We continue to believe that this economic expansion could extend into a Super Long Tailed Economic Expansion which would be very favorable for continued gains in common stocks for two or more years.  As discussed last letter, this is based on (1) favorable demographics (slow labor force growth which reduces inflation); (2) new technology advancements resulting in “faster, better, cheaper” new products and services delivered with greater efficiency, improving productivity and wider profit margins for innovative companies; and (3) a Federal Reserve that is increasingly aware that it may need to become more stimulative.

The biggest risk to a Long Tailed Economic Expansion is that we believe the Federal Reserve fell a bit behind the curve by raising interest rates too quickly last year which could further slow an economy that is already slowing due to the absence of tax cuts this year, moderating corporate capital spending and the likelihood of slower consumer spending due to fears over trade wars.  We believe that the Fed needs to cut rates by 0.5% to 0.75% very soon, which would drop short term rates back below yields on long term Treasury bonds.  While it is difficult to predict if there might be a settlement of the China-US trade negotiations, we believe the pivotal determinant for the stock market for the remainder of 2019 and 2020 will be how early the Fed returns short term rates back down to the 1.5-1.75% range (from 2.25-2.50% currently) to insure the economy remains on a 1.5-2.0% growth path.

Low-Growth Environment Favorable for Stock Picking. We believe that it is becoming more important to emphasize stock-picking that will find those companies uniquely positioned to outperform in a slow-growth economy and modestly higher stock market. In recent years, we have focused on companies developing innovative and disruptive products, which are underpinned by years of R&D investment. We have admittedly been early with some of these investments and as a consequence several holdings have weighed on the Fund’s performance. However, we continue to have conviction that these companies will finally realize the benefits of years of heavy spending as their products launch and generate better than expected revenue and earnings

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2019 (UNAUDITED)

 growth. So far this year we have already seen inflections in three of our companies that underperformed in 2018 (two Biotech, one Technology), and we believe that several of our top 15 holdings are on the cusp of value-creating events that should support higher share prices within the next 6-9 months.

Review of Fiscal 2nd Quarter 2019

In our fiscal 2nd Quarter ending 5/31/19, the Fund was down 4.7% vs. a gain of 0.2% and a loss of 0.6% for the Russell 3000 Growth and Wilshire 2500 Growth indexes. In the calendar 2nd Quarter ending 6/30/19, the Fund was up 2.7% vs. total returns of 4.5% and 4.6% for the Russell 3000 Growth and Wilshire 2500 Growth indexes.

Our best performing sector in the quarter was Materials which was primarily driven by a significant rebound in Amyris. This quarter, the industrial biotech company successfully retired both of its upcoming due convertible notes and achieved the first milestone in its recently signed $300M cannabinoid (CBD) agreement. While an ongoing effort with its auditors to get its filings in compliance could weigh on the stock in the near-term, we expect a resolution by the end of September could help fuel a rally in the stock. The company has a unique synthetic biology platform powering best-in-class products in multiple fast-growing end-markets such as clean beauty, natural sweetener, and CBD and we continue to believe the stock has the potential to be a triple over the next three years.

Our two Airline holdings were positive contributors to performance in the quarter with both achieving double-digit returns. Alaska Air and JetBlue, both above-average growth carriers, posted solid monthly operational results in the quarter boosted by network expansion, rising airfares, a strong US consumer, lower fuel prices, and lower competitive pressures.

Financials also did well in the quarter with both stocks continuing their strong starts to the year. Aflac reached a new all-time high in its share price as it continues to grow earnings and cashflow while returning substantial cash to shareholders through dividends and share buybacks. Stifel Financial also rose in the quarter after posting strong 1st Quarter results driven by asset growth, expanding net interest margins, and high returns on equity.

Our portfolio benefited from gains in Technology, primarily in Qualcomm and our small-cap Semiconductor Capital Equipment companies. Qualcomm announced a multi-year license and chip agreement lifting a cloud after two years of litigation. Although there is uncertainty due to an ongoing dispute with the FTC, we view Qualcomm as one of the purest beneficiaries of the upcoming cellular transition to 5G.  Our SemiCap stocks rose in the quarter as investors anticipate a rebound in the semiconductor equipment spending cycle following several quarters of suppressed activity.

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2019 (UNAUDITED)

Several Biotechnology stock picks including Neurotrope and BeyondSpring contributed to our Q2 gain. Following a cash raise and substantial tax-loss selling in December, Neurotrope has more than doubled and we expect the momentum to continue leading up to the results of its confirmatory Phase 2 trial to treat moderate to severe Alzheimer’s patients, which are expected by September. BeyondSpring has also rallied this year as partnership discussions with large pharmaceuticals progress and pivotal Phase 3 trial results for Non-Small Cell Lung Cancer and Neutropenia are expected near year-end.

The largest decliner in the quarter was our quantum dot technology company, Nanoco. The company unexpectedly announced that the current project with its large US company partner would not extend past this year, resulting in a significant sell-off in the stock. After due diligence and discussions with management, we determined that this could be a temporary setback and additional revenue-generating projects with the US partner could be announced later this year and used this news as an opportunity to accumulate shares.

Our two largest Biotechnology gainers in the 1st Quarter gave up some of their gains in the 2nd Quarter, weighing on the portfolio’s performance. Ionis Pharmaceuticals suffered from short-term profit-taking after positive data and a drug approvals from competitors. Ionis has one of the deepest pipelines in Biotech created by its antisense platform technology and we expect its two recently launched drugs and numerous Phase 2 data readouts in the coming months to lift shares higher. Catalyst Pharmaceuticals also suffered from profit-taking on the news that the FDA unexpectedly approved a competitor’s drug in what was an unprecedented action by the FDA. There is uncertainty as to whether the FDA’s decision will hold in court, but we believe that Catalyst’s drug could become the standard of care to treat patients with LEMS disease regardless of whether the decision is upheld and were pleased to see the shares begin to recover in recent weeks.

Our Automotive holding also weighed on performance in the 2nd Quarter as Tesla shares declined on negative press amidst concerns about production growth and vehicle demand. We foresaw these concerns and took gains at higher prices and reduced our position in half in 2018 on the belief that manufacturing changes related to the Model 3 and a reduction in the EV tax credit in the US would negatively impact production and delivery results. However, the slowdown in growth was temporary as shown in July when the company reported better than expected production and delivery results for its 2nd Quarter and indicated that orders exceeded deliveries, suggesting that demand is still strong. Its shares have begun to rebound on the positive news and we continue to be optimistic about the company’s future as it gets back to profitability and positive cash flow.

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2019 (UNAUDITED)

We continue to believe that at 16.3 times next year’s earnings, stocks remain fairly valued versus bonds and cash equivalents.   We point out that many of our individual stock picks only require a stable economic environment to be able to deliver on their new growth initiatives.  Should the Fed fall further behind the curve and take too long to lower rates in anticipation of a possible recession in 2020, we will not hesitate to take measures to try to protect our double-digit gains this year by shifting to a more defensive, capital preservation mode if necessary.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.   TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

     Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support

!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

1

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2019 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 2019

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R,

the Wilshire 2500 Growth Index and the Russell 3000 Growth Index

TANAKA Growth Fund (TGFRX)

Through May 2019

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the Wilshire 2500 Growth Index and the Russell 3000 Growth Index
TANAKA Growth Fund, Class R $18,114
Wilshire 2500 Growth $31,712
Russell 3000 Growth $30,879
Value
$36,000
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Inception Date 12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	11-30-18 to 05-31-19	05-31-18 to 05-31-19	05-31-14 to 05-31-19	05-31-09 to 05-31-19	12-30-98 to 05-31-19
R-Share	-7.74%	-18.58%	-2.14%	7.17%	2.95%
Russell 3000 Growth	3.52%	4.42%	12.01%	15.50%	5.67%
Wilshire 2500 Growth	2.29%	2.47%	10.94%	14.95%	5.81%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2019.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
29.72%
Cash Equivalent
0.39%
Communications
4.05%
Consumer Discretionary
9.76%
Consumer Staples
4.58%
Energy
0.75%
Financials
10.82%
Health Care
20.88%
Industrials
4.62%
Materials
14.43%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2019 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.25%

Accident & Health Insurance - 6.48%
12,100	Aflac, Inc.	$ 620,730

Air Transportation, Scheduled - 6.05%
6,017	Alaska Air Group, Inc.	350,189
13,288	JetBlue Airways Corp. *	228,952
		579,141
Beverages - 1.34%
1,000	PepsiCo, Inc.	128,000

Cigarettes - 3.24%
2,500	Altria Group, Inc.	122,650
2,435	Philip Morris International, Inc.	187,812
		310,462
Crude Petroleum & Natural Gas - 0.75%
4,760	Carrizo Oil & Gas, Inc. *	48,457
5,000	SRC Energy, Inc. *	23,700
		72,157
Electronic Computers - 12.16%
6,647	Apple, Inc.	1,163,690

Industrial Instruments for Measurement, Display, and Control - 5.19%
21,550	Rudolph Technologies, Inc. *	497,159

Industrial Organic Chemicals - 6.67%
146,141	Amyris, Inc. *	495,418
49,751	Amyris, Inc. Restricted (a) (b) *	143,358
		638,776
Measuring & Controlling Device - 3.22%
10,826	Nanometrics, Inc. *	308,000

Miscellaneous Metal Ores - 4.28%
271,445	NexGen Energy Ltd. (Canada) # *	409,456

Motor Vehicle Parts & Accessories - 4.62%
2,690	Honeywell International, Inc.	441,994

Motor Vehicles & Passenger Car - 1.62%
838	Tesla Motors, Inc. *	155,164

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

Shares		Value

Pharmaceutical Preparations - 20.89%
12,890	BeyondSpring, Inc. *	$ 210,751
98,703	Catalyst Pharmaceuticals Partners, Inc. *	345,460
36,025	Corcept Therapeutics, Inc. *	352,324
11,110	Ionis Pharmaceuticals, Inc. *	728,816
50,785	Neurotrope, Inc. *	362,097
		1,999,448
Radio & TV Broadcasting & Communications Equipment - 5.07%
7,266	Qualcomm, Inc.	485,514

Retail-Catalog & Mail-Order Houses - 2.10%
113	Amazon.com, Inc. *	200,583

Security Brokers, Dealers & Flotation Companies - 4.34%
7,752	Stifel Financial Corp.	415,740

Semiconductors & Related Devices - 4.10%
26,315	Tower Semiconductor Ltd. (Israel) # *	392,093

Services-Computer Programming, Data Processing, Etc. - 0.41%
220	Facebook, Inc. Class A *	39,043

Specialty Chemicals - 3.08%
583,334	Nanoco Group Plc. (United Kingdom) # *	294,654

Television Broadcasting Stations - 3.64%
7,220	CBS Corp. Class B	348,582

TOTAL FOR COMMON STOCKS (Cost $8,336,738) - 99.25%		9,500,386

WARRANT - 0.41%
39,800	Amyris, Inc. 4/30/2021 @ $5.02 (Notional Value $134,922) (b) *	39,681
TOTAL FOR WARRANT (Cost $0) - 0.41%		39,681

SHORT-TERM INVESTMENTS - 0.39%
37,322	Huntington Conservative Deposit Account 2.30% **	37,322
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $37,322) - 0.39%		37,322

TOTAL INVESTMENTS (Cost $8,374,060) - 100.05%		9,577,389

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.05)%		(4,886)

NET ASSETS - 100.00%		$ 9,572,503

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

As of May 31, 2019, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	4.28%
Israel	4.10%
United Kingdom	3.08%
United States	88.59%
100.05%

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2019.

# Total market value for foreign common stock is $1,096,203, representing 11.46% of net assets.

(a) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At May 31, 2019, these restricted and/or illiquid securities  amounted to $143,358, which represented 1.50% of total net assets.

(b) Level 3 Security.  See Note 2.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2019 (UNAUDITED)

Assets:
Investments, at Value (Cost $8,374,060)	$ 9,577,389
Receivables:
Dividends and Interest	8,787
Due from Advisor	233
Prepaid Expenses	7,805
Total Assets	9,594,214
Liabilities:
Audit Expense	7,081
Transfer Agent & Accounting Expense	6,112
Other Accrued Expenses	8,518
Total Liabilities	21,711
Net Assets	$ 9,572,503

Net Assets Consist of:
Capital Stock	$ 5,316
Paid-In Capital	9,028,147
Distributable Earnings	539,040
Net Assets, for 531,609 Shares Outstanding	$ 9,572,503

Net Asset Value and Offering Price Per Share	$ 18.01

Minimum Redemption Price Per Share ($18.01*0.98) (Note 6)	$ 17.65

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2019 (UNAUDITED)

Investment Income:
Dividends	$ 50,470
Money Fund Dividends	1,678
Total Investment Income	52,148

Expenses:
Advisory	50,342
Transfer Agent	16,962
Printing and Mailing	4,064
Distribution (12b-1) Fees	12,585
Registration	6,141
Legal	9,050
Administrative	5,034
Audit	7,131
Miscellaneous	3,700
Insurance	2,998
Custody	3,879
Directors' Fees	11,219
Total Expenses	133,105
Fees Waived and Reimbursed by the Advisor (Note 5)	(9,808)
Net Expenses	123,297

Net Investment Loss	(71,149)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(130,638)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(624,685)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(755,323)

Net Decrease in Net Assets Resulting from Operations	$ (826,472)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2019	11/30/2018
Decrease in Net Assets From Operations:
Net Investment Loss	$ (71,149)	$ (194,767)
Net Realized Loss on Investments and Foreign Currency Transactions	(130,638)	(10,088)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(624,685)	(1,543,242)
Net Decrease in Net Assets Resulting from Operations	(826,472)	(1,748,097)

Capital Share Transactions (Note 6)	(388,313)	(1,866,443)

Total Decrease	(1,214,785)	(3,614,540)

Net Assets:
Beginning of Period	10,787,288	14,401,828

End of Period	$ 9,572,503	$10,787,288

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited) Six Months Ended 5/31/2019

		Years Ended
		11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014

Net Asset Value, at Beginning of Period	$ 19.52	$ 22.58	$ 20.46	$ 22.92	$ 19.37	$ 17.68

Income From Investment Operations:
Net Investment Loss *	(0.13)	(0.33)	(0.35)	(0.23)	(0.31)	(0.31)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.38)	(2.73)	2.47	(2.23)	3.86	2.00
Total from Investment Operations	(1.51)	(3.06)	2.12	(2.46)	3.55	1.69

Redemption Fees ***	-	-	-	-	-	-

Net Asset Value, at End of Period	$ 18.01	$ 19.52	$ 22.58	$ 20.46	$ 22.92	$ 19.37

Total Return **	(7.74)%(b)	(13.55)%	10.36%	(10.73)%	18.33%	9.56%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,573	$ 10,787	$14,402	$ 14,775	$17,982	$14,503
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.65%(a)	2.29%	2.29%	2.29%	2.20%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(1.61)%(a)	(1.53)%	(1.57)%	(1.13)%	(1.20)%	(1.46)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%(a)	2.29%	2.29%	2.31%	2.44%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.41)%(a)	(1.53)%	(1.57)%	(1.15)%	(1.44)%	(1.61)%
Portfolio Turnover	3.96%(b)	18.94%	19.21%	76.98%	37.05%	26.36%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2015-2017 returns and expected to be taken in the Fund’s 2018 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net  realized  short-term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Restricted Securities - Restricted securities are generally acquired directly or indirectly from an issuer in a nonpublic offering. Because restricted securities are generally subject to restrictions on transfer, market quotations for such securities are generally not readily available, and they are considered to be illiquid securities.  The Board has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board.  Under circumstances where the Advisor determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as determined in good faith by the Valuation Committee, subject to review and oversight by Board.  Restricted securities are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments (warrants) - The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2019:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 9,357,028	$ -	$ 143,358	$ 9,500,386
Warrant	-	-	39,681	39,681
Short-Term Investments	37,322	-	-	37,322
	$ 9,394,350	$ -	$ 183,039	$ 9,577,389

*Industry classifications for these categories are detailed in the Schedule of Investments.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the six months ended May 31, 2019:

	Balance as of November 30, 2018	Purchases/ (Sales)	Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Balance as of May 31, 2019
Common Stock	$ -	$ 199,999	$ -	$ (56,641)	$ 143,358
Warrant	-	-	-	39,681	39,681
	$ -	$ 199,999	$ -	$ (16,960)	$ 183,039

The following information about significant unobservable inputs (Level 3) for the Fund as of May 31, 2019:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Common Stock	$143,358	Vendor Pricing	Broker Quotes	85%
Warrant	$ 39,681	Black-Scholes Model	Volatility	75%

The total change in unrealized depreciation included in the statement of operations attributable to level 3 investments still held at May 31, 2019 was ($16,960).

NOTE 4. DERIVATIVE TRANSACTIONS

As of May 31, 2019, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Asset Categories	Location	Total
Warrant	Investment in securities at value	$ 39,681

Unrealized gains and losses on derivative contracts entered into by the Fund during the six months ended May 31, 2019, are recorded in the following location on the Statement of Operations:

Net change in unrealized appreciation/(depreciation) on:	Location	Total
Warrant	Net change in unrealized Appreciation on warrants	$ 39,681

For the six months ended May 31, 2019, the total amount of all warrants, as presented in the Schedule of Investments, is representative of the volume of activity for these derivative types during the period.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2019, the Advisor earned a fee of $50,342 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2019. For the six months ended May 31, 2019, the Advisor waived or reimbursed the Fund for $9,808. At May 31, 2019, the Advisor owed the Fund $1,117 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree).

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2019, the Advisor earned a fee of $5,034 from the Fund under the Administrative Agreement.  At May 31, 2019, the Fund owed the Advisor $884 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2019, were $12,585.  For the six months ended May 31, 2019, the Advisor received 12b-1 fees of $8,229.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

NOTE 6. INVESTMENTS

For the six months ended May 31, 2019, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 393,687
Sales	$ 503,028

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2019, was $9,033,463. Capital share transactions for the six months ended May 31, 2019 and the year ended November 30, 2018, respectively, were as follows:

	Six Months Ended 5/31/19		Year Ended 11/30/18
	Shares	$ Amount	Shares	$ Amount
Shares sold	5,192	$ 98,547	4,856	$ 105,136
Shares redeemed	(26,173)	(486,860)	(90,133)	(1,971,579)
Net decrease	(20,981)	$ (388,313)	(85,277)	$(1,866,443)

For the six months ended May 31, 2019, the shares redeemed amounts include account servicing fees of $4,348 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2019 and the year ended November 30, 2018, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 8.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2018, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,828,014
Capital Loss Carryforwards	(277,222)
Post-December Ordinary Losses	(176,074)
Post-October Capital Losses	(9,206)
Total Distributable Earnings, Net	$1,365,512

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

post-December losses are determined only at the end of each fiscal year.  As of November 30, 2018, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ 9,206	$ -	$ 176,074	$ 215,708

As of November 30, 2018, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 94,900
Short-term non-expiring	$ 182,322
Total	$ 277,222

At November 30, 2018, the Fund had available for federal income tax purposes unused capital loss carryforwards of $277,222, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

As of May 31, 2019, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 2,470,617
Gross unrealized depreciation on investment securities	(1,267,288)
Net unrealized appreciation on investment securities	$ 1,203,329

Tax Cost of investment securities *	$ 8,374,060

* Includes short-term investment.

No distributions were paid by the Fund for the six months ended May 31, 2019 and the year ended November 30, 2018.

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2019 (UNAUDITED)

Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of May 31, 2019, had no effect on the Fund's net assets or results of operations.

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2018 through May 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2018	May 31, 2019	December 1, 2018 to May 31, 2019

Actual	$1,000.00	$922.13	$11.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.72	$12.29

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2019 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (71)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (83)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Jeffrey J. Cianci (61)	Director (since 2017)	Partner and Managing Director at 41-North Securities	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (71)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc. Council for Economic Education since 2018.
Benjamin M. Bratt (26)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the six months ended May 31, 2019, each Director was paid a fee of $3,750.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

This Page Was Left Blank Intentionally

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Jeffrey J. Cianci

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 8, 2019

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 8, 2019

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date     August 8, 2019

* Print the name and title of each signing officer under his or her signature.